                                                                  Exhibit (d)(1)


                          LET THE GOOD TIMES ROLL!

               NUMBER                                    SHARES
                2269

            COMMON SHARES                            CUSIP 617343 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


           -----------------------------------------------------------
           |                  MORGAN FUNSHARES, INC.                  |
           |     INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO     |
           -----------------------------------------------------------

COUNTERSIGNED AND REGISTERED
     FIFTH THIRD BANK
    (Cincinnati, Ohio)
                       TRANSFER AGENT
                        AND REGISTRAR

BY /s/ ILLEGIBLE

                 AUTHORIZED SIGNATURE


This Certifies that



is the owner of


     FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE OF MORGAN FUNSHARES, INC. (herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended Articles of Incorporation and all amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder of this Certificate assents by acceptance hereof.
     This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation. Witness the facsimile signatures of the Corporation's duly authorized officers.

               Dated

                /s/ Burton D. Morgan          /s/ Catherine M. Kantorowski
                    Chairman                      Secretary

                             MORGAN FUNSHARES, INC.

     The express terms of the shares represented by this Certificate and of the other class or classes and series of shares which the Corporation is authorized to issue are contained in the Corporation's Amended Articles of Incorporation, as amended. The Corporation will mail to the record holder of this Certificate a copy of such Articles of Incorporation, as amended, without charge within five (5) days after receipt of written request therefor addressed to the Secretary of the Corporation at its principal office, 28601 Chagrin Boulevard, Suite 500, Cleveland, Ohio 44122.

                                 ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out for according to applicable laws or regulations:


     TEN COM  - as tenants in common                 UNIF GIFT MIN ACT  - _______ Custodian ________
     TEN ENT  - as tenants by the entireties                              (Cust)             (Minor)
     JT TEN   - as joint tenants with right                              under Uniform Gifts to Minors Act
                of survivorship and not as                               _________________________________
                tenants in common                                                     (State)



    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________________________ HEREBY SELL, ASSIGN
AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
                                     |
                                     |
________________________________________________________________________________


________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

________________________________________________________________________________


__________________________________________________________ OF THE SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED: __________________________      _________________________________________
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.